UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2022 (August 10, 2022)

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39184	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SWKH	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights	SWKH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in the Proxy Statement on Schedule 14A for the 2022 annual meeting of stockholders of SWK Holdings Corporation (the “Company”), and as approved by the Company's stockholders at the 2022 annual meeting, the Company amended and restated its Second Amended and Restated Certificate of Incorporation to, among other things, (i) remove the limitation on stockholders calling special meetings of stockholders, (ii) update the exculpation provision and update and consolidate indemnification provisions and (iii) clarify, eliminate or update outdated provisions. The amendment became effective upon filing with the Secretary of State of the State of Delaware, which the Company filed on August 12, 2022. A complete copy of the Third Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

On August 10, 2022, the Board approved an amendment and restatement of the Company’s Amended and Restated Bylaws to, among other things, (i) permit stockholders to call a special meeting of stockholders and (ii) to remove indemnification provisions consolidated in the Third Amended and Restated Certificate of Incorporation. A complete copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2022 annual meeting of stockholders on August 10, 2022. At the meeting, the Company’s stockholders elected Winston L. Black, Wendy F. DiCicco, Laurie L. Dotter, Robert K. Hatcher, and Marcus E. Pennington to serve as directors for terms expiring in 2023. Additionally, stockholders voted to ratify the selection of BPM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholders also voted affirmatively for all three proposals to amend the Company’s Certificate of Incorporation.

1.	Election of Directors.

Nominee	For	Withhold Authority	Broker Non-Votes
Winston L. Black	1,871,303	10,104,445	0
Wendy F. DiCicco	11,035,621	940,127	0
Laurie L. Dotter	11,867,833	107,915	0
Robert K. Hatcher	10,841,189	1,134,559	0
Marcus E. Pennington	11,793,146	182,602	0

2.	Ratification of Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes
11,975,033	705	10	0

3.	Advisory Vote on Compensation of Certain Executives.

For	Against	Abstain	Broker Non-Votes
1,200,629	9,876,910	898,209	0

4.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
11,890,673	32,561	49,018	3,496	0

5.	Approval of Amendment to the Company’s Certificate of Incorporation to Remove the Limitation of Stockholders Calling Special Meetings of Stockholders.

For	Against	Abstain	Broker Non-Votes
11,873,567	101,711	470	0

6.	Approval of Amendment to the Company’s Certificate of Incorporation to Update the Exculpation Provision and Update and Consolidate Indemnification Provisions.

For	Against	Abstain	Broker Non-Votes
11,006,160	967,989	1,599	0

7.	Approval of Amendment to the Company’s Certificate of Incorporation to Clarify, Eliminate, or Update Outdated Provisions.

For	Against	Abstain	Broker Non-Votes
11,936,748	38,125	875	0

Item 9.01(d) Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws as of August 12, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ Winston L. Black III
Winston L. Black III
Chief Executive Officer

Date: August 15, 2022